Exhibit 10.2

July 15, 2016

FROM: The Agent and the Required Lenders

TO:	C&J Energy Services Ltd. and the undersigned Loan Parties

3990 Rogerdale

Houston, TX 77042

Attn: Danielle Hunter

Re:	Amendment and Extension of Forbearance Period Under Second Forbearance

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is made with respect to that certain Second Forbearance Agreement, dated as of June 30, 2016, entered into by and between C&J Energy Services Ltd. (“Parent”), CJ Lux Holdings S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 15, rue Edward Steichen, L-2540 Luxembourg, having a share capital of $2,000,000 and registered with the Luxembourg Register of Commerce and Companies under number B190.857 (“Luxembourg Borrower”), CJ Holding Co. (“U.S. Borrower” and, together with Parent and Luxembourg Borrower, the “Borrowers”), certain other Loan Parties identified on the signature pages thereto, Cortland Capital Market Services LLC, in its capacity as successor Administrative Agent to Bank of America, N.A. under the Credit Agreement (as defined herein) (in such capacity, the “Agent”) and the lenders appearing on the signature pages thereto (as amended, modified, supplemented or replaced from time to time, the “Second Forbearance”).1

Pursuant to Section 3(b) of the Second Forbearance, the Forbearance Period shall terminate immediately and automatically upon the earliest to occur of (i) July 17, 2016, at 11:59 p.m. New York time and (ii) the occurrence of a Forbearance Termination Event.

The Loan Parties, the Agent and the Required Lenders desire to enter into this Agreement to extend the date by which the Forbearance Period shall terminate to the earliest of (i) July 20, 2016 at 11:59 p.m. New York time and (ii) the occurrence of a Forbearance Termination Event.

Now, therefore, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree that Section 3(b) of the Second Forbearance shall be amended to replace the words “July 17, 2016, at 11:59 p.m. New York time” with “July 20, 2016 at 11:59 p.m. New York time”.

Except as otherwise provided herein, all of the terms of the First Limited Waiver, First Forbearance and Second Forbearance shall continue in full force and effect. This Agreement shall be deemed to be a Loan Document.

[1]	Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed thereto in the Second Forbearance.

This Agreement may be executed in multiple counterparts. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

Please acknowledge your agreement with the terms hereof by executing this Agreement in the spaces provided below.

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Very truly yours,

CORTLAND CAPITAL MARKET SERVICES LLC, as Agent and on behalf of the Consenting Lenders

By:	/s/ Polina Arsentyeva
Name:	Polina Arsentyeva
Title:	Associate Counsel

Acknowledged and Agreed:

C&J ENERGY PRODUCTION SERVICES-CANADA LTD. (formerly Nabors Production Services Ltd.)
C&J ENERGY SERVICES LTD.
C&J ENERGY SERVICES, INC.
C&J SPEC-RENT SERVICES, INC.
C&J WELL SERVICES, INC. (formerly Nabors Completion & Production Services Co.)
CJ HOLDING CO.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk Officer

BLUE RIBBON TECHNOLOGY, INC.
C&J VLC, LLC
KVS TRANSPORTATION, INC.
MOBILE DATA TECHNOLOGIES LTD.
TOTAL E&S, INC.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk Officer

ESP COMPLETION TECHNOLOGIES LLC
TELLUS OILFIELD INC.
TIGER CASED HOLE SERVICES, INC.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk Officer

C&J CORPORATE SERVICES (BERMUDA) LTD.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Director

CJ LUX HOLDINGS S.À R.L.
PENNY GLOBAL HOLDINGS S.À R.L.
PENNY GLOBAL LEASING S.À R.L.
PENNY LUXEMBOURG FINANCING S.À R.L.
PENNY TECHNOLOGIES S.À R.L.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Type A Manager

COPPER IRELAND FINANCING I LTD.
COPPER IRELAND FINANCING II LTD.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Director

C&J INTERNATIONAL B.V.

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Managing Director A

C&J INTERNATIONAL MIDDLE EAST FZCO

By:	/s/ Angus Fraser
	Name:	Angus Fraser
	Title:	General Manager